                                                                    Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


         In connection with the quarterly report of Tecumseh Products Company (the "Company") on amended Form 10-Q/A for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q/A"), I, James S. Nicholson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) the Form 10-Q/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  December 19, 2006              BY:    /s/ JAMES S. NICHOLSON
        -----------------------------     --------------------------------------
                                            James S. Nicholson
                                              Vice President, Treasurer and
                                              Chief Financial Officer